Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2025
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

Note 17: - Contingent Liabilities and Commitments

a.	On August 23, 2010, the Company entered into a 30-year collaboration agreement with Baxter Healthcare Corporation (“Baxter”) with respect for granting of the distribution rights for GLASSIA. During 2015, Baxter assigned all its rights under the collaboration agreement to Baxalta US Inc. (“Baxalta”) which was acquired during 2016 by Shire plc. (“Shire”), which is now part of Takeda (“Takeda” and in these consolidated financial statements Baxter, Baxalta and Shire will be referred to as “Takeda”).

The collaboration agreement consists of three main agreements (1) an Exclusive Manufacturing, Supply and Distribution agreement for GLASSIA in the United States, Canada, Australia and New Zealand (the “Territory” and the “Distribution Agreement”, respectively); (2) Technology License Agreement for the use of the Company’s knowhow and patents for the production, continued development and sale of GLASSIA by Takeda (the “License Agreement”) in the Territory; and (3) A Paste Supply Agreement for the supply by Takeda of plasma derived fraction IV-1 to be used by the Company for the production of GLASSIA (the “Raw Materials Supply Agreement”).

Pursuant to the agreements, the Company was entitled to certain upfront and milestone payments at a total amount of $45 million, all of which were received and accounted for as income through December 31, 2021, and for a minimum commitment of Takeda to acquire GLASSIA produced by the Company over the term of the Distribution Agreement. In addition, upon initiation of sales of GLASSIA manufactured by Takeda, the Company would be entitled to royalty payments at a rate of 12% on net sales of Glassia through August 2025, and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually (the “Royalty Payments”).

During 2021, the Company terminated the production and supply of GLASSIA to Takeda and Takeda initiated its own production of the product for distribution in the territory. In addition, during 2022, the Company transferred to Takeda the U.S. Biologics License Application (BLA) of the product, in consideration for a $2 million payment from Takeda, which was paid by Takeda and accounted for as income during the first quarter of 2022.

Commencing 2022, the Company collected royalty payments from Takeda (per the agreement term as described above). For the years ended December 31, 2025, 2024 and 2023 the Company accounted for a total of $15,817 thousand, $16,882 thousand and $16,129 thousand from sales-based royalty income from Takeda, respectively.

Pursuant to the Distribution Agreement, Takeda is responsible for conducting any required additional clinical studies required to obtain or maintain GLASSIA’s marketing authorization in the Territory. Under certain conditions, the Company will be required to participate in the funding of these clinical studies in a total amount not to exceed $10 million. Through December 31, 2025, the Company did not make any payments on account of such clinical studies funding.

Pursuant to the Raw Material Supply Agreement, the Company has the right to acquire from Takeda plasma derived fraction IV-1 for its continued development and for the production, sale and distribution of GLASSIA by the Company outside the Territory.

b.	In November 2006, the Company entered into an agreement with PARI GmbH (“PARI”) in connection with a supply by PARI of a certain medical device required for the development of the Company’s Inhaled AAT product. Pursuant to the agreement, the Company was licensed to use developments made by PARI, obtained certain quantities of devices for carrying out clinical trials, and committed to pay PARI royalties based on sales of the devices through the later of the device patents expiration period or 15 years from the first commercial sale of the Company’s Inhaled AAT product.

In February 2008, the parties executed an amendment to the agreement according to which the exclusive global license granted to the Company was expanded to two additional indications. The royalties’ obligations mentioned above, was applicable to all indications.

In addition, the parties entered into a commercialization and supply agreement, which ensured long-term regular supply of the device, including spare parts.

In May 2019, the Company signed a Clinical Study Supply Agreement (“CSSA”) with PARI for the supply of the required quantities of controller kits and the web portal associated with PARI’s device required for the Company’s continued clinical trials with respect to the Inhaled AAT product. The CSSA is a supplement agreement to the commercialization and supply agreement and will expire upon the expiration or termination of such agreement.

Following a decision to discontinue the Inhaled AAT product development, the Company is in the process of terminating its agreements with PARI.

c.	In July 2011, the Company entered into a strategic collaboration agreement with Kedrion Biopharma Inc. (“Kedrion”) for clinical development, marketing, distribution, and sales in the United States of the Company’s rabies immune globulin (Human) under the trade name KEDRAB. The product is manufactured and marketed by the Company in other countries under a different trade name KAMRAB. The Company obtained U.S marketing authorization from the FDA for KEDRAB in August 2017, and the commercial launch of the product in the United States was initiated at the beginning of 2018.

In October 2016, the parties entered into an amendment to the agreement pursuant to which the parties agreed to conduct a required post-marketing-commitment clinical study which was initiated in March 2017 and finalized during 2020. The cost of the study was equally shared between the parties.

In December 2023, the Company entered into a binding memorandum of understanding with Kedrion for the amendment and extension of the distribution agreement between the parties, which represents the largest commercial agreement secured by us to date. In January 2025, we entered into the fifth amendment to the supply and distribution agreement, which memorializes the agreements and undertakings set forth in a binding memorandum of understanding, along with additional terms and conditions. Under these agreements, during the first four years of the eight-year term that began in January 2024, Kedrion committed to purchasing minimum quantities of KEDRAB, with aggregate revenues for us of approximately $180 million for such four-year period, of which a minimum of approximately $90.0 million is to be acquired during the remaining two years of such four-year period (i.e., 2026 through 2027).

d.

In July 2019, the Company entered into a 7-year Master Clinical Services Agreement with a third party for the provision of certain clinical research services and other tasks to be performed by such third party, in connection with the Company’s Phase 3 clinical study for its inhaled AAT product.

Following a decision to discontinue the Inhaled AAT product development, the Company is currently in the process of negotiating the close out activities to be carried out by the third party as well as the termination of the agreement upon completion of such activities.

e.	In December 2019, the Company entered into several agreements with Alvotech ehf. (“Alvotech”), a global biopharmaceutical company, to commercialize Alvotech’s portfolio of five biosimilar product candidates in Israel, upon receipt of regulatory approval from the IL MOH. Pursuant to the agreements, the Company was obligated to pay Alvotech certain milestone payments, in advance of the launch of the five biosimilar in Israel. In February 2022, two additional agreements were executing adding two additional biosimilar products to the products portfolio.

f.	On January 14, 2021, the Company entered into an agreement with undisclosed international pharmaceutical companies to commercialize one of the distribution products, in Israel. Pursuant to the agreement the Company is obligate to pay royalties in the amount of 24% out of the net revenue from the sale of the product in the Israeli market.

g.	See Note 13a(1) for of the Company’s obligation to pay contingent consideration subject the achievement of sales thresholds.

See Note 13a(2) for the Company’s assumed liability for certain of Saol’s obligations for the future payment of royalties.

h.

In May 2022, the Company terminated a distribution agreement with a third-party engaged to distribute the Company’s propriety products in Russia and Ukraine (the “Distributor”) and a power of attorney granted in connection with such distribution agreement to an affiliate of the Distributor (the “Affiliate”). On June 13, 2023, the Affiliate filed a Statement of Claim with the tribunal of first instance in Geneva, seeking alleged damages in the total amount of $6.7 million. The Company filed a motion with the tribunal of first instance challenging its jurisdiction over the Affiliate’s claims, submitting that such claims should have been brought before an arbitral tribunal, as contractually agreed between the parties.

On April 22, 2025, the tribunal dismissed the Distributer’s action and declared it inadmissible due to a lack of jurisdiction in Switzerland. On May 27, 2025, the Distributor challenged the decision rendered by the tribunal of first instance, claiming that the tribunal of first instance wrongly declined jurisdiction. The allegations raised by the Distributer in this appeal are largely reiterations of what it argued in front of the tribunal of first instance. On September 8, 2025, the Company provided its response to the Distributer’s appeal. In October and November 2025, two further briefs (one from each party) were exchanged. The Court of Appeals will now decide on the appeal; a ruling on the appeal is expected later in 2026.

To date, it is not possible to assess the prospects of the claim against the Company and any potential liabilities and impact on the Company’s business.